Federated Hermes Fixed Income Securities, Inc.
Federated Hermes Municipal Ultrashort Fund
Federated Hermes Adviser Series
Federated Hermes Conservative Municipal Microshort Fund
FOR PURPOSES OF THIS SUPPLEMENT, ALL SHARE CLASSES OF THE ABOVE-NAMED FUNDS ARE INCLUDED

SUPPLEMENT TO CURRENT SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION
Effective March 10, 2023, Patrick J. Strollo, III, CFA, Senior Portfolio Manager, no longer serves as a portfolio manager of the above-named Funds. Accordingly, please remove all references to Mr. Strollo.
The other members of the management teams as described in each Fund’s Prospectuses will continue to manage the Funds.
March 10, 2023

Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455930 (3/23)
© 2023 Federated Hermes, Inc.